Exhibit 10(a)


            FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
            ---------------------------------------------------------

     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") is made as of the 21st day of March, 2006 by and among FAMILY DOLLAR STORES, INC., a Delaware corporation ("FDSI"), FAMILY DOLLAR, INC., a North Carolina corporation ("FDI" and, together with FDSI, the "Borrowers"), and BANK OF AMERICA, N.A. (the "Bank").

                                    RECITALS:
                                    ---------

     The Borrowers and the Bank entered into a certain Amended and Restated Credit Agreement dated as of May 31, 2001 (as amended, modified or supplemented prior to the date hereof, including by (a) the Amendment to Amended and Restated Credit Agreement dated May 29, 2003, (b) the Second Amendment to Amended and Restated Credit Agreement dated as of May 27, 2004 and (c) the Third Amendment to Amended and Restated Credit Agreement dated as of May 16, 2005, the "Credit Agreement"). Capitalized terms used in this Amendment, which are not otherwise defined in this Amendment, shall have the respective meanings assigned to them in the Credit Agreement.

     The Borrowers and the Bank wish to amend the Credit Agreement in certain respects, as hereinafter provided.

     NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Bank, intending to be legally bound hereby, agree as follows:

     SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

     SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is hereby modified as follows:

     (a) Amendment to Add New Definitions. Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical order:

          (i) ""Alabama Lawsuit" means the case of Morgan, et al. v. Family Dollar Stores, Inc. brought in U.S. District Court for the Northern District of Alabama alleging that FDSI violated the Fair Labor Standards Act by classifying the named plaintiffs and other similarly situated current and former store managers as "exempt" employees who are not entitled to overtime compensation."

          (ii) ""Alabama Lawsuit Charges" means any and all damages, settlements, expenses, losses, charges and other costs incurred by the Borrowers in connection with the Alabama Lawsuit except to the extent that such losses, expenses and other charges exceed $50,000,000."

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     (b) Amendment to Existing Definitions. Section 1.01 of the Credit Agreement
is hereby amended by amending and restating the following existing defined terms as follows:

          (i) ""Consolidated EBITR" means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to the sum of (a) Consolidated Net Income, (b) Consolidated Interest Charges, (c) the amount of taxes, based on or measured by income, used or included in the determination of such Consolidated Net Income, and (d) total Lease Rentals; provided that, for the purpose of this definition, Consolidated Net Income shall be calculated without giving effect to the Alabama Lawsuit Charges."

          (ii) ""Leverage Ratio" means, as of any date of determination, the ratio of (a) Consolidated Debt as of such date, to (b) the sum of Consolidated Debt and Consolidated Net Worth. The parties hereto hereby agree that the Alabama Lawsuit Charges (including any reimbursement obligation in respect of a surety bond or letter of credit issued in connection therewith) shall not be considered Consolidated Debt for the purpose of the calculation of the Leverage Ratio."

     (c) Amendment to Section 6.03. Section 6.03(k) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(k) (i) Liens (other than Liens of the type permitted in Subparagaphs
     (a) through (j) above (collectively,  "Permitted Liens")) securing Debt and
     (ii) Liens of the type permitted in Subparagraph (h) above in connection with the Alabama Lawsuit to the extent that the $25,000,000 basket set forth in Subparagraph (h) above is not sufficient, which do not in the aggregate exceed 15.0% of Consolidated Net Worth (minus outstanding Permitted Liens under Subparagraph (h) above) at any time."

     SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Bank hereunder are subject to the receipt by the Bank from each Borrower and each Guarantor of a counterpart hereof signed by such party.

     SECTION 4. Acknowledgement of each Guarantor. By their execution hereof, each Guarantor hereby expressly (i) consents to the amendments set forth in this Amendment, (ii) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Guaranty and each of the other Loan Documents to which it is a party and (iii) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Guaranty and each of the other Loan Documents to which it is a party remain in full force and effect.

     SECTION 5. No Other Amendment. Except for the amendments set forth above, the text of the Credit Agreement and each of the other Loan Documents, including, without limitation, the Guaranty, shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained

                                       2
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in the  Credit  Agreement,  except as herein  amended,  nor affect or impair any rights,  powers or remedies under the Credit  Agreement as hereby  amended.  The
Borrowers  and  the  Guarantors   promise  and  agree  to  perform  all  of  the
requirements, conditions, agreement and obligations under the terms of the Credit Agreement, as hereby amended, and each of the other Loan Documents (the Credit Agreement, as amended, and each of the other Loan Documents being hereby ratified and affirmed). The Borrowers and the Guarantors hereby expressly agree that the Credit Agreement, as amended, and each of the other Loan Documents, is in full force and effect.

     SECTION 6. Representations and Warranties. Each Borrower and each Guarantor hereby represents and warrants to the Bank as follows:

          (a) No Default or Event of Default under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Bank on the date hereof;

          (b) The  representations  and warranties of the Borrowers set forth in
     Article V of the Credit Agreement shall be true on and as of the date hereof.

          (c) Each Borrower and each Guarantor has the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder, or thereunder, to be done, observed and performed by it.

          (d) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of each Borrower and each Guarantor and constitutes a legal, valid and binding obligation of each Borrower and each Guarantor, enforceable against each Borrower and each Guarantor in accordance with its terms, provided that such enforceability is subject to applicable Debtor Relief Laws and general principles of equity.

          (e) The execution and delivery of this Amendment and the performance hereunder by each Borrower and each Guarantor does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over any Borrower or any Guarantor, nor be in contravention of or in conflict with the certificate of incorporation or bylaws of any Borrower or any Guarantor, or the provision of any statute, or any judgment, order, indenture, instrument, agreement or undertaking, to which any Borrower or any Guarantor is party or by which the assets or properties of any Borrower or any Guarantor are or may become bound.

     SECTION 7. Counterparts. This Amendment may be executed in multiple counterparts each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

     SECTION 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.


                            [Signature Page Follows]

                                       3
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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                              BORROWERS:

[CORPORATE SEAL]              FAMILY DOLLAR STORES, INC., as Borrower

                              By: /s/ C. Martin Sowers
                                  ----------------------------------------------
                                  Name:  C. Martin Sowers
                                         ---------------------------------------
                                  Title: Senior Vice President - Finance
                                         ---------------------------------------


[CORPORATE SEAL]              FAMILY DOLLAR, INC., as Borrower

                              By: /s/ C. Martin Sowers
                                  ----------------------------------------------
                                  Name:  C. Martin Sowers
                                         ---------------------------------------
                                  Title: Senior Vice President - Finance
                                         ---------------------------------------



                              BANK:

                              BANK OF AMERICA, N.A., as Bank

                              By: D. M. Murray
                                  ----------------------------------------------
                                  Name:  D. Michael Murray
                                         ---------------------------------------
                                  Title: Managing Director
                                         ---------------------------------------



                       [Guarantor Acknowledgement Follows]

                                       4
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ACKNOWLEDGED AND
AGREED BY GUARANTORS:

[CORPORATE SEAL]              FAMILY DOLLAR SERVICES, INC., as Guarantor

                              By: /s/ C. Martin Sowers
                                  ----------------------------------------------
                                  Name:  C. Martin Sowers
                                         ---------------------------------------
                                  Title: Senior Vice President - Finance
                                         ---------------------------------------


[CORPORATE SEAL]              FAMILY DOLLAR OPERATIONS, INC., as
                              Guarantor

                              By: /s/ C. Martin Sowers
                                  ----------------------------------------------
                                  Name:  C. Martin Sowers
                                         ---------------------------------------
                                  Title: Senior Vice President - Finance
                                         ---------------------------------------


[CORPORATE SEAL]              FAMILY DOLLAR TRUCKING, INC., as
                              Guarantor

                              By: /s/ C. Martin Sowers
                                  ----------------------------------------------
                                  Name:  C. Martin Sowers
                                         ---------------------------------------
                                  Title: Senior Vice President - Finance
                                         ---------------------------------------